UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2021

ACRES Commercial Realty Corp.

(Exact name of registrant as specified in its charter)

Maryland	1-32733	20-2287134
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

390 RXR Plaza
Uniondale, NY		11556
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 516-535-0015

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ACR	New York Stock Exchange
8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	ACRPrC	New York Stock Exchange
7.875% Series D Cumulative Redeemable Preferred Stock	ACRPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 26, 2021, RCC Real Estate SPE 8, LLC (“SPE 8”), an indirect, wholly owned subsidiary of ACRES Commercial Realty Corp. (the “Company”), entered into Amendment No. 3 to Master Repurchase Agreement and Guarantee Agreement (the “JPM Amendment”) with JPMorgan Chase Bank, National Association (“JPM”) and the Company as guarantor, which made certain amendments and modifications to the Master Repurchase Agreement, dated as of October 26, 2018, as amended by that certain First Amendment to the Master Repurchase Agreement, dated as of August 14, 2020 and Amendment No. 2 to Master Repurchase Agreement, dated as of September 1, 2021 (the “Repurchase Facility”). The JPM Amendment, among other things, changed the maturity date from October 26, 2021 to October 26, 2024 and increased the Tangible Net Worth Requirement (as defined in the Guarantee Agreement dated October 26, 2018 as amended by Amendment No. 1 to Guarantee Agreement dated as of May 6, 2020 and Amendment No. 2 to Guarantee Agreement dated as of October 2, 2020).

On October 29, 2021, RCC Real Estate SPE 7, LLC (“SPE 7”), an indirect, wholly owned subsidiary of the Company, entered into the Second Amendment to Master Repurchase Agreement and First Amendment to Fee Letter (the “Barclays Amendment”) with Barclays Bank PLC (“Barclays”), which amended the revolving period to October 29, 2022. Additionally, on October 29, 2021, the Company entered into the Third Amendment to Guaranty, which amended the Guaranty, dated April 10, 2018, as amended, made by the Company in favor of Barclays (the “Amended Guaranty”). The Amended Guaranty limits the financial covenants to be applicable when there are outstanding transactions.

The foregoing descriptions of the JPM Amendment, Barclays Amendment and Amended Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of the JPM Amendment, Barclays Amendment and Amended Guaranty, which have been filed with this Current Report on Form 8-K as Exhibits 99.1, 99.2 and 99.3.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit No.	Description
99.1

Amendment No. 3 to Master Repurchase Agreement and Guarantee Agreement, dated October 26, 2021 between RCC Real Estate SPE 8, LLC, JPMorgan Chase Bank, National Association (“JPM”) and ACRES Commercial Realty Corp. as guarantor.

99.2	Second Amendment to Master Repurchase Agreement and First Amendment to Fee Letter Agreement , dated October 29, 2021 between RCC Real Estate SPE 7, LLC and Barclays Bank PLC.
99.3	Third Amendment to Guaranty, dated October 29, 2021 made by ACRES Commercial Realty Corp. as guarantor in favor of Barclays Bank PLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACRES COMMERCIAL REALTY CORP.

Date:	October 29, 2021
		By:	/s/ David J. Bryant
David J. Bryant
Chief Financial Officer